UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 21, 2025

IMMUNOVANT, INC.
(Exact name of Registrant as specified in its Charter)

Delaware		001-38906	83-2771572
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(IRS Employer Identification No.)

320 West 37th Street
New York,	NY		10018
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (917) 580-3099

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IMVT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Michael Geffner, M.D., M.B.A., ceased serving as the Chief Medical Officer of Immunovant, Inc. (the “Company”), effective November 21, 2025 (“Separation Date”), in connection with the Company’s restructuring of its R&D leadership structure under the Company’s Chief Executive Officer, Eric Venker, M.D., PharmD.

The Company has entered into a Separation Agreement and General Release (“Separation Agreement”) with Dr. Geffner, pursuant to which Dr. Geffner will receive severance benefits in accordance with the existing terms of his employment agreement with the Company, dated January 9, 2024, which was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on February 12, 2024 and as described in the Company’s Definitive Proxy Statement filed with the SEC on July 9, 2025. The Separation Agreement includes a standard release of claims in favor of the Company.

In addition, to support the transition of his responsibilities, the Separation Agreement provides that Dr. Geffner will provide certain consulting services to the Company through April 30, 2026 (the “Consulting Period”). Subject to Dr. Geffner’s continued service during the Consulting Period, Dr. Geffner’s outstanding equity awards will continue to vest in accordance with their terms and, in the event of a change in control of the Company during the Consulting Period, any then unvested equity awards that were scheduled to vest during the Consulting Period will immediately vest in full upon such change in control. The Separation Agreement also provides that the exercise period with respect to options that are vested as of the last day on which Dr. Geffner is providing consulting services to the Company will expire on the earlier of nine months following the last day of his consulting services and the original expiration date of the applicable options.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMMUNOVANT, INC.

	By:	/s/ Tiago Girao
Name: Tiago Girao
Title: Chief Financial Officer
Date: November 21, 2025